UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 12, 2007

GULF WESTERN PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

000-52309
(Commission File Number)

Nevada	98-0489324
(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)

4801 Woodway Drive, Suite 306W, Houston, Texas 77056
(Address of principal executive offices and Zip Code)

713.355.7001
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 12, 2007, T. Arden McCracken was appointed Director of Gulf Western Petroleum Corporation.   Mr. McCracken has over thirty-years reservoir engineering experience; holds a Ph.D. in Chemical Engineering from the Clemson University; and serves as senior reservoir engineering advisor to multiple international oil and natural gas exploration and production companies.

Our board of directors now consists of Messrs. W. Milton Cox, Sam Nastat. Don Sytsma, and Arden McCracken.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF WESTERN PETROLEUM COCPORATION

/s/ Don Sytsma
By: Don Sytsma
Director, CFO and Secretary
Date: March 12, 2007